UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2013

PLYMOUTH OPPORTUNITY REIT, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	333-173048	27-5466153
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Two Liberty Square, 10th Floor

Boston, Massachusetts 02109

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617)340-6343

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held on June 17, 2013, there were 505,648 shares of common stock entitled to be voted; 258,786 shares were voted in person or by proxy. The stockholders voted on the following matters at the Annual Meeting:

1.	Election of five director nominees to hold office for a one-year term; and
2.	Ratification of the selection of Braver PC as the Company's independent registered public accounting firm for fiscal year 2013.

The results of the stockholder votes are set forth below:

Board of Directors

	Affirmative	Withheld
Jeffrey E. Witherell	258,786	None
Philip S. Cottone	258,786	None
Richard J. De Agazio	258,786	None
David G. Gaw	258,786	None
Pendleton White, Jr.	258,786	None

There were no broker non-votes with respect to the election of directors.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
258,786	None	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2013	PLYMOUTH OPPORTUNITY REIT, INC.

	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer and Chairman of the Board of Directors